SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-12

Yappn Corp.

(Name of Company As Specified In Charter)

Not Applicable

 (Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies: 134,228,139 Common Stock. 0 Preferred Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YAPPN CORP.

1001 Avenue of the Americas, 11th Floor

New York, NY 10018

Telephone: (888) 859-4441

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

 AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

 WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about July 28, 2015 to the stockholders of record, as of July 7, 2015 to shareholders of Yappn Corp. Inc., a Delaware corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of two stockholders (two related party shareholders controlled by David Lucatch) holding a majority of the Company’s outstanding voting stock, specifically, representing 85,000,000 voting capital shares (63.325% of the Company’s issued and outstanding voting stock as of the Record Date). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders. Since the accompanying Information Statement is first being sent or given to security holders on July 28, 2015 to the corporate action described therein may be effective on or after August 17, 2015.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only. You can direct any questions to our outside counsel, Joseph I. Emas, at jiemas@josephiemaspa.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT

 TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

To effectuate a 10:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock and Preferred Stock (the “Reverse Stock Split”).

The Reverse Stock Split described in the accompanying Information Statement, effective as of the filing of amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,

David Lucatch
Chief Executive Officer
July 17, 2015

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

●	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

●	Considerable financial uncertainties that could impact the profitability of our business.

●	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

TABLE OF CONTENTS

Page
ABOUT THIS INFORMATION STATEMENT

General	15

Board Approval of the Reverse Split

The Action by Written Consent	4

No Further Voting Required	4

Notice Pursuant to Section the Delaware Statutes	4

Dissenters’ Rights of Appraisal	4

APPROVAL OF THE INCREASE IN THE AUTHORIZED COMMON STOCK

INFORMATION ON CONSENTING SHAREHOLDERS

DELIVERY OF INFORMATION STATEMENT	33

WHERE YOU CAN FIND MORE INFORMATION	33

YAPPN CORP.

 1001 Avenue of the Americas, 11th Floor

New York, NY 10018

Telephone: (888) 859-4441

This Information Statement is being furnished by Yappn, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated July 7, 2015, the holders of a majority of the voting power approved a resolution to effectuate a 10:1 Reverse Stock Split.  Under this Reverse Stock Split each 10 shares of our Common Stock will be automatically converted into 1 share of Common Stock. We are first sending or giving this Information Statement on or about July 28, 2015 to our stockholders of record as of the close of business on July 7, 2015 (the “Record Date”). Our principal executive offices are located at 1001 Avenue of the Americas, 11th Floor, New York, New York 10018 and our main telephone number is (888) 859-4441.

BOARD AND SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT

By July 7, 2015, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a 10:1 Reverse Stock Split (“Reverse Stock Split”).  Under this Reverse Stock Split each 10 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.  The effective date of the Reverse Stock Split will be on or after August 17, 2015.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES OR ROUNDING UP SUB-ONE HUNDRED LOTS TO ONE HUNDRED.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL NOT BE REDUCED WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED 10-FOLD.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

On July 6, 2015, the Company entered into a definitive agreement to acquire all of the intellectual property assets of Ortsbo Inc. (“Ortsbo”), a subsidiary of Intertainment Media Inc. (“Intertainment”). The purchased assets include US Patent No. 8,983,850 B2, US Patent No. 8,917,631 B2, US Patent No. 9,053,097 B2, and other intellectual property including Ecommerce and Customer Care know-how for a total purchase price of $17 Million, which will be paid by the assumption of $1 Million in debt and the issuance of $16 Million worth of Yappn restricted common shares (320 Million shares at US $0.05 per share). The transaction is subject to closing conditions including each party obtaining all necessary approvals, including stock exchange approval and shareholder approval, if required as well as the requirement to consolidate the Company shares of Buyer Common Shares on a ten-to-one (10:1) basis before the September 15, 2015.

On July 15, 2015, the Company completed a secured debt financing of US $4.5 Million of 12% Secured Debentures. The Secured Debentures have a maturity date of December 31, 2015 but may be accelerated under certain conditions. Furthermore, pursuant to the terms and conditions of the 12% Secured Debentures, the Company has an obligation to consolidate the Company common shares on a ten-to-one (10:1) basis on or before September 15, 2015.

Apart from the obligations pursuant to the definitive agreement to acquire all of the intellectual property assets of Ortsbo Inc., a subsidiary of Intertainment Media Inc. and pursuant to the 12% Secured Debentures, there are no plans, arrangements, understandings, etc. for the newly authorized but unissued shares that will become available following our 1-for-10 reverse stock split. The documents underlying both transactions were filed on July 17, 2015 with the Securities and Exchange Commission as exhibits on a Current Report on Form 8-K.

1

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $0.01 per share. Assume that the company declares a 1 for 10 reverse stock split. After the reverse split, that company will have 1/10 as many shares outstanding or 1,000,000 shares outstanding. The stock will have a market price of $0.10. If an individual investor owned 10,000 shares of that company before the split at $0.01 per share, he will own 1,000 shares at $0.10 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. The effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional shares which will be rounded up. All stockholders holding a fractional share shall be issued an additional share to round up their holdings. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 134,228,139 shares of Common Stock as of July 17, 2015 to approximately 13,422,814 shares of Common Stock, $0.0001 par value (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect the shares of common stock outstanding. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The number of authorized, issued and outstanding, and available shares of common and preferred shares are disclosed in the tables below:

	Authorized Shares of Common Stock	Number of Issued and Outstanding Shares of Common Stock	Number of Shares of Common Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of July 17, 2015)	400,000,000 shares of Common Stock	134,228,139 shares of Common Stock	265,771,861 shares of Common Stock

Post-Reverse Stock Split	400,000,000 shares of Common Stock	13,422,814 shares of Common Stock(1)	386,577,186 shares of Common Stock(1)

(1)	Depending on the number of fractional shares that are issued.

2

	Authorized Shares of Preferred Stock	Number of Issued and Outstanding Shares of Preferred Stock	Number of Shares of Preferred Stock Available in Treasury for Issuance
Pre-Reverse Stock Split (as of July 17, 2015)	50,000,000 shares of Preferred Stock	0 shares of Preferred Stock	50,000,000 shares of Preferred Stock

Post-Reverse Stock Split	50,000,000 shares of Preferred Stock	0 shares of Preferred Stock	50,000,000 shares of Preferred Stock

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 10). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock (presuming our common stock is subsequently listed), there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the potential market price of our Common Stock decline (presuming our common stock is subsequently listed), the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock (presuming our common stock is subsequently listed), could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. Consequently, there can be no assurance that the reverse split will achieve the desired results.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 10 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

Stockholders of record of the Common Stock the ex-dividend date shall have their total shares reduced on the basis of one post-split share of Common Stock for every 10 pre-split shares outstanding.

As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 134,228,139 shall be consolidated to a total of approximately 13,422,814 issued and outstanding shares (depending on the number of fractional shares that are be issued).

The Reverse Split of the Common Stock is expected to become effective after we file our Certificate of Amendment to our Articles of Incorporation (the “Effective Date”). The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

3

We do not have any provisions in our Certificate of Incorporation, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.

There are no adverse material consequences or any anti-takeover provisions in either our Certificate of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Certificate of Incorporation or bylaws do not address any consequence of the Reverse Split. See below for a discussion on the federal Income Tax consequences of the Reverse Split.

THE ACTION BY WRITTEN CONSENT

By July 7, 2015, Board of Directors and the holders of a majority of the voting power approved effectuating a 10:1 Reverse Stock Split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”).

The holders of a majority of the votes of the Company’s outstanding voting securities are comprised of two stockholders (Intertainment Media, Inc. and Ortsbo, Inc. both of which are controlled by our Chief Executive Office, David Lucatch) holding a total of holding of over 63.325% of the issued and outstanding shares of common stock. Thus, there would be a total of 134,228,139 voting capital shares of which 85,000,000 have voted in favor of the actions.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. The Delaware General Corporation Law and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

Notice Pursuant to the Delaware General Corporation Law

Pursuant to the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Delaware General Corporation Law.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

As used herein, “we”, “us”, “our”, “Yappn”, “Company” or “our company” refers to Yappn Corp. and all of its subsidiaries unless the context requires otherwise

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements regarding management’s plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in the information statement include or relate to, among other things, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry. These statements may be found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Business,” as well as in the information statement generally. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors”. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in the information statement will in fact occur.

4

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions described herein. The assumptions are based on judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Accordingly, although we believe that the assumptions underlying the forward-looking statements are reasonable, any such assumption could prove to be inaccurate and therefore there can be no assurance that the results contemplated in forward-looking statements will be realized. In addition, as disclosed elsewhere in the “Risk Factors” section of the information statement, there are a number of other risks inherent in our business and operations which could cause our operating results to vary markedly and adversely from prior results or the results contemplated by the forward-looking statements. Management decisions, including budgeting, are subjective in many respects and periodic revisions must be made to reflect actual conditions and business developments, the impact of which may cause us to alter marketing, capital investment and other expenditures, which may also materially adversely affect our results of operations. In light of significant uncertainties inherent in the forward-looking information included in the information statement, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Any statement in the information statement that is not a statement of an historical fact constitutes a “forward-looking statement”. Further, when we use the words “may”, “expect”, “anticipate”, “plan”, “believe”, “seek”, “estimate”, “internal”, and similar words, we intend to identify statements and expressions that may be forward- looking statements. We believe it is important to communicate certain of our expectations to our investors. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions that could cause our future results to differ materially from those expressed in any forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements. Important factors that may cause our actual results to differ from such forward-looking statements include, but are not limited to, the risks outlined under “Risk Factors” herein. The reader is cautioned that our company does not have a policy of updating or revising forward-looking statements and thus the reader should not assume that silence by management of our company over time means that actual events are bearing out as estimated in such forward-looking statements.

Corporate History and Business

We were originally incorporated under the laws of the State of Delaware on November 3, 2010 under the name of “Plesk Corp.”  Our initial business plan was to import consumer electronics, home appliances and plastic house wares. In March 2013, we filed an amended and restated certificate of incorporation to change our name to “YAPPN Corp.” and increase our authorized capital stock to 200,000,000 shares of common stock, par value $0.0001 per share and 50,000,000 shares of preferred stock, par value $0.0001 per share.  Further, in March 2013, our Board of Directors declared a stock dividend, whereby an additional 14 shares of our common stock was issued for each one share of common stock outstanding to each holder of record on March 25, 2013.  All per share information in this report reflect the effect of such stock dividend. On December 22, 2014, we held our annual shareholder’s meeting. During the meeting, our shareholders approved the increase of authorized and issued shares of common stock to 400,000,000 shares of common stock. We filed an amendment with the State of Delaware to affect this change which was accepted effective December 31, 2014.

On March 28, 2013, we purchased a prospective social media platform and related group of assets known as Yappn (“Yappn”) from Intertainment Media, Inc. (“IMI”), a corporation organized under the laws of Canada, for 70,000,000 shares of our common stock, pursuant to an asset purchase agreement (the “Purchase Agreement” and the transaction, the “Asset Purchase”) by and among IMI, us, and our newly formed wholly owned subsidiary, Yappn Acquisition Sub., Inc., a Delaware corporation (“Yappn Sub”).  Mr. David Lucatch, our Chief Executive Officer and a director, is the Chief Executive Officer of IMI.  IMI, as a result of this transaction has a controlling interest in our company.  Included in the purchased assets is a services agreement (the “Services Agreement”) dated March 21, 2013 by and among IMI and its wholly owned subsidiaries Ortsbo, Inc., a corporation organized under the laws of Canada (“Ortsbo Canada”), and Ortsbo USA, Inc., a Delaware corporation (“Ortsbo USA” and, collectively with Ortsbo Canada, “Ortsbo”).  Ortsbo is the owner of certain multi-language real time translation intellectual property that we believe is a significant component of the Yappn business opportunity.

Immediately following the Asset Purchase, under the terms of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, we transferred all of our pre-Asset Purchase assets and liabilities (consisting of our former business of import consumer electronics, home appliances and plastic house wares ) to our wholly owned subsidiary, Plesk Holdings, Inc., a Delaware corporation. Thereafter, pursuant to a stock purchase agreement, we transferred all of the outstanding capital stock of Plesk Holdings, Inc. to certain of our former shareholders in exchange for cancellation of an aggregate of 112,500,000 shares of our common stock held by such persons.

5

Our principal executive offices are located at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018 and our telephone number is (888) 859-4441. Our website is http://www. yappn.com (which website is expressly not incorporated into this filing).

Our Business

The related group of assets known as Yappn (“Yappn”) is a real-time multilingual business that amplifies brand messaging, helps conduct commerce and provides customer support by globalizing these experiences with its proprietary approach to language. Through its Real Time Multilingual Amplification platform, Yappn eliminates the language barrier, allowing the free flow of communications in nearly 70 languages to support brand and individuals’ marketing objectives, commerce revenue goals and customer support objectives by making language universal for all fans and consumers. These services are increasingly becoming essential for companies to conduct business online as English is no longer the language of the internet. Over 73% of the world’s internet users speak a language other than English (Source: “Internet World Stats 2011” at http://www.internetworldstats.com/stats7.htm). Even domestically, over 66 million or 21% of the U.S. population does not speak English at home as of 2011 (Source: http://www.census.gov/prod/2013pubs/acs-22.pdf). We anticipate that those figures are expected to grow significantly in the following five years.

Through Yappn, we have developed cost effective unique and proprietary technology tools and services that create dynamic solutions that enhance a brands messaging, media, e-commerce and support platforms. Through the use of Yappn’s services, we contend that device, location and connection are no long issues for the digital user.

We believe that Yappn redefines global social marketing by providing a set of stand-alone commercial tools for brands providing easy to implement and cost effective globalization solutions as they are complementary, not competitive, to today’s top social media networks such as Twitter, Facebook, Pinterest, Instagram, Flickr and YouTube, web, mobile, video players, blogs, online broadcasting, private networks and event virtualization.

Yappn will also be used to enable eCommerce in the multi-language/multi-social media marketing feed of an online store, the multi-language translation of the store, and the multi-language post-sale support of a transaction. We are planning to work with our customers on an incremental revenue based model deriving revenue from a percent of each sale plus professional services, when applicable.

Implementation of our business plan will require additional debt or equity financing and there can be no assurance that additional financing can be obtained on acceptable terms. We are in the development stage, and have limited revenues to cover our operating costs. As such, we have incurred an operating loss since inception. This and other factors raise substantial doubt about our ability to continue as a going concern. Our continuation as a going concern is dependent on our ability to meet our obligations, to obtain additional financing as may be required and ultimately to attain profitability. Our independent auditors have included an explanatory paragraph, specifically Footnote 2, in their audit report on our financial statements for the fiscal year ended May 31, 2014 regarding concerns about our ability to continue as a going concern and Footnote 2 to the Notes to this Quarterly Report also discusses concerns about our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our Strategy

The Yappn e-Commerce business model includes a business plan that we believe allows companies to extend their reach online and become truly “international” by servicing customers in nearly 70 languages to improve their relationship with their consumers through the elimination of the language barrier and offering the shopping cart and catalog in multiple languages.   Out of 2.3 billion internet users, only 540 million speak English (Source: Miniwatts Marketing Group). Management believes that prime markets for eCommerce growth are in China and Eastern Europe. We provide services on a fee for services basis, percentage of revenue per transaction, professional service fees and in some cases on a CPM (cost per thousand) or as a percentage of revenue to online advertising and monetization events.

The Yappn chat platform (chat.yappn.com, which website is expressly not incorporated into this filing) allows users to create and moderate discussion rooms based on interest topics where users can view content and chat in their native language in real time. Each user's experience is individualized to their native language allowing for a global free flow of communication without a language barrier. Revenue in the chat platform is driven by sponsorship programs, private chat boards and other upcoming upgrades in the future.

6

The Yappn tool set (yappn.com, which website is expressly not incorporated into this filing) provides brands with a series of technology add-ons to complement their current social media activities and allows them to reach a global audience by instantly providing key messaging in almost 70 languages.

●	The Social Media Wall is an aggregation of major social media accounts for fans and consumers to interact with in almost 70 languages.

●	Live video captioning is to broadcast a live event with real-time video closed captioning in almost 70 languages.

●	Post production video provides closed captioning in almost 70 languages for archive videos and feature films.

●	A live Q&A is an interactive live stream with fans worldwide allowing them to participate and ask moderated questions in almost 70 languages.

●	Engagement events such as a custom branded Twitter Q&A session which allows for real-time multilingual events to activate on a global scale for brands and individuals.

●	Real-Time Social Imagery allows for the creation of real-time conversation via social media with professional photography at major events

The tools are a "build once and deploy everywhere" arrangement allowing brands to embed key social media like Twitter, Facebook, YouTube, Instagram, Pinterest, Flickr and Tumblr and mobile into existing platforms. Yappn tools have been effectively tested and commercially deployed through a number of entertainment, sports and commercial brands and they are now available to agencies to enhance their client's domestic and global outreach plans. The programs are available on a servicing contractual basis and we have begun to receive contractual commitments from various brands for the use of its tool sets.

Yappn will continue to develop additional revenue-centric features and tools and refine our current business plan. Each new feature set is built on a prime revenue driver for our business as it continues to work with clients and their agencies to develop new deployment tools and programs to reach an expanding global audience.

FotoYapp

Fotoyapp is a multichannel consumer platform for web, portable and mobile devices and allows users to instantly connect photos and images to almost any content in almost any language. This builds on the idea that “a picture is worth a thousand words” by revolutionizing social engagement and allowing images and content to be linked to each other and shared instantly, creating the ability to share beyond the image. A user simply takes an image from a camera, tablet, computer, etc. and uploads it to Fotoyapp along with key words that describe the image. Fotoyapp automatically adds the users current social media accounts like Twitter, Facebook and Sina Wibo and crawls the web for related social media posts using the selected key words. A Web crawler is a software application that systematically browses the World Wide Web, typically for the purpose of Web indexing. The result is a stand-alone page where images are socially and visually enabled with all types of related content that automatically defaults to the view’s language, regardless of what language the social content was posted in.

Fotoyapp will offer advance features not currently found, to our knowledge, in other leading social and mobile content channels. For example, a user uploads an image of the dinner they ordered at a restaurant. That image could be connected to the restaurant’s location and URL, popular restaurant rating sites and other related online content, providing viewers of the image with a total picture of the image. The restaurant, in turn, could share the image with its other constituents and sites. This process can be duplicated for products and services where images can be used to create value for commercial purposes and connect to Yappn’s eCommerce multilingual offerings.

Yappn has completed a business agreement with Getty Images for its FotoYapp multi-channel app. Pursuant to this agreement, Influencers (defined as a celebrity, athlete or otherwise famous individual with a social network of fans which consists of but not limited to, significant Facebook fans, twitter followers and Instagram followers.) that Yappn and Fotoyapp have agreements with will have authenticated access to photography through the Getty Images platform allowing them to instantly tag, comment and share images through Fotoyapp, giving them the ability to broaden their social outreach. Additionally, consumers will have access to some of the world’s best imagery through select Getty Images collections offered on Fotoyapp, providing new opportunities to create global social engagement with content and FotoYapp’s multi-lingual social sharing with a wide range of business solutions.

7

Digital Widget Factory

Yappn has executed a three-year Master Services Agreement and SOW (statement of work) with Digital Widget Factory to develop and manage a minimum of 200 multilingual E-commerce sites which will include multilingual online marketing through traditional online services and social engagement. Expected first year revenues for the program are estimated to be up to $3,000,000 in revenues (although no assurances can be provided that such amounts will be achieved or profitability realized) with rapid expansion of sites planned for 2016 and 2017. Contract terms allowed for pre-paid fees in association with the project of a minimum of $250,000 plus 20% net profit on the program for the term duration.

The Services Agreement

We acquired the rights under the Services Agreement dated March 21, 2013 between IMI and IMI’s wholly owned Ortsbo subsidiaries upon the closing of the Asset Purchase. Pursuant to the terms of the Services Agreement, Ortsbo made available to us its representational state transfer application programming interface (the “Ortsbo API”), which provides multi-language real-time translation as a cloud service. The Services Agreement also provides that Ortsbo makes its “Live and Global” product offering, which enables a cross language experience for a live, video streaming production, available to us as a service for marketing and promoting the Yappn product in the marketplace (the “Services”).  The Services do not include the “chat” technology itself and we shall be solely responsible for creating, securing or otherwise building out our website and any mobile applications to include chat functionality, user forums, user feedback, and related functionality within which the Ortsbo API can be utilized to enable multi-language use.  Under the initial agreement, no intellectual property owned by Ortsbo would be transferred to us except to the extent set forth in the Services Agreement as described in “Intellectual Property” set forth below.

For all ongoing services provided under the Services Agreement, we shall pay Ortsbo an amount equal to the actual cost incurred by Ortsbo in providing the Services, plus thirty percent (30%).  In addition, we shall pay to Ortsbo an ongoing revenue share which shall equal seven percent (7%) of the gross revenue generated by our activities utilizing the Services.  If we are earning revenue without use of the Services because, for example, all communications are taking place in English, then no revenue share shall be owing to Ortsbo with respect thereto.  If there is a blend of multi-language and English-English communications, then the parties shall do their best to pro rate or apportion the revenues appropriately in order to compensate Ortsbo for the portion of our revenues enabled by use of the Services from Ortsbo.  The Services Agreement may be terminated by either party with 60 days written notice and both parties may not, for the term of the Agreement and a period of two years thereafter, (i) directly or indirectly assist any business that is competitive with the other party’s business, (ii) solicit any person to leave employment with the other and (iii) solicit or encourage any customer to terminate or otherwise modify adversely its business relationship with the other.

In October 2013, we amended the Services Agreement.  Under the terms of the amendment to the Services Agreement, we will have the first right of refusal to purchase the Ortsbo platform and all its assets and operations for a period of two years; increasing its use of Ortsbo's technology for business to consumer social programs at a purchase price to be negotiated at the time we exercise our right. We also have a right to purchase a copy of the source code only applicable to Yappn programs for $2,000,000 which may be paid in cash or restricted shares of our common stock at a per share price of $.15 per share. As part of the enhancement agreement, we issued Ortsbo 1,666,667 shares of our restricted common stock. On April 28, 2014, we exercised our right to purchase a copy of the source code for the Ortsbo property in exchange for 13,333,333 shares of restricted common stock for a value of $2,000,000.

Competition

Our new business focus relating to and arising from the development of the Yappn assets is characterized by innovation, rapid change, and disruptive technologies.  We will face significant competition in every aspect of this business, including from companies that provide tools to facilitate the sharing of information, that enable marketers to display personalized advertising and that provide users with multi-language real-time translation of social media platforms.  We will compete with the following, many of whom have significantly greater resources than we do:

●	Companies that offer full-featured products that provide a similar range of communications and related capabilities that we provide. These offerings include, for example, Facebook, LinkedIn, Craigslist, Google+, which Google has integrated with certain of its products, including search and Android, as well as other, largely regional, social networks that have strong positions in particular countries, such as Mixi in Japan and vKontakte and Odnoklassniki in Russia.

8

●	Companies that provide web- and mobile-based information and entertainment products and services that are designed to engage users.

●	Companies that offer platforms for game developers to reach broad audiences with free-to-play games including Facebook and Apple's iOS and Google's Android mobile platforms.

●	Traditional and online businesses that offer corporate sponsorship opportunities and provide media for marketers to reach their audiences and/or develop tools and systems for managing and optimizing advertising campaigns.

We anticipate that we will compete to attract, engage, and retain users, to attract and retain marketers, to attract and retain corporate sponsorship opportunities, and to attract and retain highly talented individuals, especially software engineers, designers, and product managers.  As we introduce new features to the Yappn platform, as the platform evolves, or as other companies introduce new platforms and new features to their existing platforms, we may become subject to additional competition. We believe that our ability to quickly adapt to a changing marketplace, and our experienced management team, will enable us to compete effectively in the market.  Further, we believe that our focus on encouraging user engagement based on topics and interests, rather than on “friends” or connections, will differentiate us from much of the competition.

Intellectual Property

We own (i) the yappn.com domain name (which website is expressly not incorporated into this filing) and (ii) the Yappn name and all trademarks, service marks, trade dress and copyrights associated with the Yappn name, logo and graphic art.  We may prepare several patent filings in the future. Upon payment of the applicable fees pursuant to the Services Agreement, we will become the exclusive owner of copyright in the literary works or other works of authorship delivered by Ortsbo to us as part of the Services provided under the Services Agreement (the “Deliverables”).  All such rights shall not be subject to rescission upon termination of the Services Agreement.  Also as set forth in the Services Agreement, we shall grant to Ortsbo (i) a non-exclusive (subject to certain limitations) license to use the Deliverables for the sole purpose of developing its technology, (ii) a non-exclusive license to use, solely in connection with the provision of the Services, any intellectual property owned or developed by us or on our behalf and necessary to enable Ortsbo to provide the Services and (iii) a license to use intellectual property obtained by us from third parties and necessary to enable Ortsbo to provide the Services.  All such licenses shall expire upon termination of the Services Agreement.

On April 28, 2014, we purchased a copy of the source code for the Ortsbo property and all the rights associated with it.

On May 26, 2015, the Company announced it has signed a non-binding letter of intent to acquire key assets of Ortsbo Inc., a division of Intertainment Media Inc., for a total purchase price of US $17 Million. The terms of the agreement include the assumption of up to US $1 Million in debt and US $16 Million in equity. The transaction and terms are subject to the execution of definitive agreements between the parties and both parties will be required to obtain all necessary approvals, including shareholder approval, if required. No assurances can be provided that the transaction will be consummated or, if consummated, will reflect the terms disclosed.

Marketing

We intend that the Yappn community will grow virally with users inviting their friends to connect with them, supported by internal efforts to stimulate user awareness and interest. In addition, we plan to invest in marketing its services to build its brand and user base around the world and to regularly host online events and conferences to engage with developers, marketers and online consumers.

Government Regulation

We are subject to a number of U.S. federal and state, and foreign laws and regulations that affect companies conducting business on the Internet, many of which are still evolving and being tested in courts, and could be interpreted in ways that could harm our business. These may involve user privacy, rights of publicity, data protection, content, intellectual property, distribution, electronic contracts and other communications, competition, protection of minors, consumer protection, taxation and online payment services. In particular, we are subject to federal, state, and foreign laws regarding privacy and protection of user data. Foreign data protection, privacy, and other laws and regulations are often more restrictive than those in the United States. U.S. federal and state and foreign laws and regulations are constantly evolving and can be subject to significant change. In addition, the application and interpretation of these laws and regulations are often uncertain, particularly in the new and rapidly-evolving industry in which we operate. There are also a number of legislative proposals pending before the U.S. Congress, various state legislative bodies, and foreign governments concerning data protection which could affect us.  For example, a revision to the 1995 European Union Data Protection Directive is currently being considered by legislative bodies that may include more stringent operational requirements for data processors and significant penalties for non-compliance.

9

Legal Proceedings

None.

Registration Statement

We filed a Registration Statement on Form S-1 (File No. 333-199569) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on October 24, 2014 (amended November 7, 2014) for up to 75,926,665 shares of our $0.0001 par value per share common stock (the "Common Stock") by certain selling stockholders upon conversion of promissory notes and/or warrants currently held by those selling stockholders, specifically (i) 18,440,000 shares of Common Stock issuable to them upon exercise of promissory notes and (ii) 45,880,000 shares of Common Stock issuable to them upon exercise of warrants. The warrants have an exercise prices varying from $0.10 to $0.22 per share (subject to adjustment). The Registration Statement covering the above noted securities was declared effective under the Securities Act of 1933 on November 17, 2014.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Unless otherwise indicated, references in this Quarterly Report on Form 10-Q to “we,” “Yappn,” “us,” and “our” are to Yappn Corp., unless the context requires otherwise. The following discussion and analysis by our management of our financial condition and results of operations should be read in conjunction with our unaudited condensed interim financial statements and the accompanying related notes included in this quarterly report and our audited financial statements and related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended May 31, 2014 filed with the Securities and Exchange Commission.

Forward Looking Statements

The discussion herein contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases like “anticipate,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “target,” “expects,” “management believes,” “we believe,” “we intend,” “we may,” “we will,” “we should,” “we seek,” “we plan,” the negative of those terms, and similar words or phrases. We base these forward-looking statements on our expectations, assumptions, estimates and projections about our business and the industry in which we operate. These forward-looking statements are subject to a number of risks and uncertainties that cannot be predicted, quantified or controlled and that could cause actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements  describe factors, among others, that could contribute to or cause these differences. Actual results may vary materially from those anticipated, estimated, projected or expected should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect. Because the factors discussed herein could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement made by us or on our behalf, you should not place undue reliance on any such forward-looking statement. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available after the date of this Information Statement or the date of documents incorporated by reference herein that include forward-looking statements.

10

Management’s Discussion and Analysis of Results of Financial Condition and Results of Operations (“MD&A”) should be read in conjunction with our financial statements and Notes to Financial Statements filed with the Securitas and Exchange Commission. Our actual results could differ materially from those anticipated by the forward-looking statements due to important factors and risks including, but not limited to, those set forth under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K.

RESULTS OF OPERATIONS

Three Months ended February 28, 2015 and February 28, 2014

Revenues

We are in the process of commercialization of our multi-language platform.  We had revenues of $528,846 and $5,875 for the three months ended February 28, 2015 and February 28, 2014, respectively. Revenues for the current period relate predominately to professional services for Digital Widget Factory. Comparative period revenues resulted from services provided for a few limited customer events prior to launch of the platform. Our management is focusing on developing relationships with commercial partners and influencers, which has delayed revenue realization in recent quarters.

Cost of revenue

We incurred costs of revenue of $140,183 and $4,870, for the three months ended February 28, 2015 and 2014, respectively. These costs were directly attributable to the revenues generated in the comparative period and resulted in a gross profit of $388,663and $1,005, for the three months ended February 28, 2015 and 2014, respectively.

Total operating expenses

During the three months ended February 28, 2015 and 2014, total operating expenses were $849,358 and $1,021,988, respectively.

For the three months ended February 28, 2015, the operating expenses consisted of marketing expense of $104,383, research and development expenses of $100,759, general and administrative expenses of $300,435, legal and professional fees of $74,282, consulting fees of $199,064 and stock based compensation of $70,378. For the comparable three months ended February 28, 2014, the operating expenses consisted of marketing expenses of $184,027, research and development expenses of $338,048, general and administrative expenses of $195,666, professional fees of $64,977 and consulting fees of $239,270.

All of our research and development costs have been incurred since the fourth quarter of the 2013 fiscal year. These research and development expenses are primarily for fees to technology consultants from Intertainment Media and Ortsbo.  As the social media platform and products become commercialized we expect the costs of research and development to decrease, but would expect maintenance costs on the social media platform to increase.

General and administrative expenses include executive and office salaries, administrative services for accounting and finance, outside consulting costs for business development, costs for investor relations and general business needs and averaged approximately $325,000 per quarter. These costs have grown as we have worked to develop a customer base and meet the needs of investors to finance our operation. Management has made some direct hires over the comparative period which has increased the overall costs as well. Professional fees were incurred primarily for use of legal counsel related to financing arrangements for convertible promissory notes and warrants and for accounting and auditing services. We expect our professional fees to vary from period to period based upon our corporate needs. Consulting fees incurred primarily for consulting service costs for third party consultants. We have used a number of different outside firms to provide strategic position of our products, markets and customer introductions. Some of the fees of the firms providing these services were paid with shares of common stock.

Total other income and expenses

Other (income) expenses totaled $894,903 and $(1,301,482), for the three months ended February 28, 2015 and February 28, 2014, respectively. The change of $2,196,386 is primarily due to the change in the fair value of derivative financial instruments. Many of our financing instruments are either convertible into shares of our common stock or have provisions that provide an option to convert into shares of our common stock. For accounting purposes we are required to value such instruments at fair value which can fluctuate as the market price of shares of our common stock fluctuates.

11

During the three months ended February 28, 2015, total other (income) consisted of interest expense of $105,007, financing expenses related to convertible debentures, warrants and contractual obligations totaling $362,069, an expense resulting from the change in fair value of the derivative liabilities and convertible notes of $485,051 and other miscellaneous income of $57,224.

During the three months ended February 28, 2014, total other income and expenses resulted in losses of $1,301,482.  The other expenses consisted of interest expense of $25,938 and financing expenses on the issuance of derivative liabilities of $121,454. Other income consisted of the decrease in the fair value of the derivative liabilities resulting in income of $1,368,583 and miscellaneous other income of $80,291.

During the nine month period ended February 28, 2015 and year ended May 31, 2014, we raised $2,017,175 and $3,860,093, respectively, in cash from short term notes payable, line of credit, convertible notes and debentures through normal channels and private placements. For accounting purposes, since certain financial instruments had convertible provisions and in some cases provisions that protect the holder by including full ratchet anti-dilution measures, they are treated as derivatives liabilities and are valued using a binomial lattice fair value model upon inception and adjusted accordingly to market at the close of the period.  The financing expense associated with the capital raises and prior obligations were $362,069 and $121,454, for the three month period ended February 28, 2015 and February 28, 2014, respectively. There was less financing raised in the quarter ending February 28, 2015 from convertible notes and no financing from preferred share issuance than the comparative period as we primarily relied on bridge loans and the line of credit arrangement.

For the three month period ended February 28, 2015, the gain from fair value adjustment largely relates to the passage of time where value naturally erodes, as well as the moderate decreases in the our stock price. In the comparative period, there was a significant decline in the market price compared to those prices that were in effect at the time of the original issuance of these convertible instruments and warrants from fiscal 2013. The changes in market value of our common stock coupled with the other parameters used in the binomial lattice model for all instruments marked to market, resulted in a loss of $485,051 for the three month period ended February 28, 2015 in contrast to a gain of $1,368,583 for the three month period ended February 28, 2014, a change of $1,853,634.

Net income (loss) and comprehensive income (loss)

During the three months ended February 28, 2015 and 2014, we had net loss and comprehensive loss of $1,355,597 and $280,499 respectively.

Nine Months ended February 28, 2015 and February 28, 2014

Revenues

We are in the process of commercialization of our multi-language platform.  We had revenues of $606,821 and $37,135 for the nine months ended February 28, 2015 and February 28, 2014, respectively. Revenues for the current period relate predominately to professional services for Digital Widget Factory. Comparative period revenues resulted from services provided for a few limited customer events prior to launch of the platform. Our management is focusing on developing relationships with commercial partners and influencers, which has delayed revenue realization in recent quarters.

Cost of revenue

We incurred costs of revenue of $140,389 and $14,854, for the nine months ended February 28, 2015 and 2014, respectively. These costs were directly attributable to the revenues generated in the comparative period and resulted in a gross profit of $466,432 and $22,281, for the nine months ended February 28, 2015 and 2014, respectively.

Total operating expenses

During the nine months ended February 28, 2015 and 2014, total operating expenses were $3,990,999 and $3,058,082, respectively.

12

For the nine months ended February 28, 2015, the operating expenses consisted of marketing expense of $996,107, research and development expenses of $597,490, general and administrative expenses of $1,020,468, professional fees of $173,520, consulting fees of $524,059 and stock based compensation of $679,179. For the comparable nine months ended February 28, 2014 the operating expenses consisted of marketing expenses of $474,459, research and development expenses of $1,006,984, general and administrative expenses of $660,409, professional fees of $256,847 and consulting fees of $659,383.

All of our research and development costs have been incurred since the fourth quarter of the 2013 fiscal year. These research and development expenses are primarily for fees to technology consultants from Intertainment Media and Ortsbo.  As the social media platform and products become commercialized we expect the costs of research and development to decrease, but would expect maintenance costs on the social media platform to increase.

General and administrative expenses include executive and office salaries, administrative services for accounting and finance, outside consulting costs for business development, costs for investor relations and general business needs and averaged approximately $325,000 per quarter. These costs have grown as we have worked to develop a customer base and meet the needs of investors to finance our operation. Management has made some direct hires over the comparative period which has increased the overall costs as well. Professional fees were incurred primarily for use of legal counsel related to financing arrangements for, convertible promissory notes and warrants and for accounting and auditing services. We expect our professional fees to vary from period to period based upon our corporate needs. Consulting fees incurred primarily for consulting service costs for third party consultants. We have used a number of different outside firms to provide strategic position of our products, markets and customer introductions. Some of the fees of the firms providing these services were paid with shares of common stock.

Total other income and expenses

Other (income) expenses totaled $(544,073) and $(7,257,927), for the nine months ended February 28, 2015 and February 28, 2014, respectively. The change of $(6,713,854) is primarily due to the change in the fair value of derivative financial instruments. Many of our financing instruments are either convertible into shares of our common stock or have provisions that provide an option to convert into shares of our common stock. For accounting purposes we are required to value such instruments at fair value which can fluctuate as the market price of shares of our common stock fluctuates.

During the nine months ended February 28, 2015, total other (income) consisted of interest expense of $253,973, financing expenses related to convertible debentures, and warrants that are considered derivative liabilities totaling $942,574, a gain resulting from the change in fair value of the derivative liabilities and convertible notes of $1,647,824 and other miscellaneous income of $92,796.

During the nine months ended February 28, 2014, total other income and expenses resulted in income of $(7,257,927).  The other expenses consisted of interest expense of $54,033 and financing expenses on the issuance of derivative liabilities of $2,164,530. Other income consisted of the increase in the fair value of the derivative liabilities resulting in a gain of $9,395,021 and miscellaneous other income of $81,469.

The financing expenses related to the issuance of derivative liabilities increased for the nine months ended February 28, 2014 related to our raising capital by issuing 1,650,000 units of preferred stock and warrants.  For accounting purposes, since these instruments protect the holder by including full ratchet anti-dilution measures, they are treated as derivatives liabilities and are valued using a binomial fair value model upon inception and adjusted accordingly to market at the close of the period.  The accounting for the derivative liabilities are recorded as a financing expense on the Statements of Operations and Comprehensive (Loss) Income.

As of February 28, 2014, we adjusted the fair value of the derivatives instruments related to the sale of 9,360,000 units of preferred stock and warrants previously issued. The market price of the common shares declined from a May 31, 2013 share price of $0.55 to a February 28, 2015 share price of $0.05. As a result of the revaluation of the derivative instruments on February 28, 2014, the related derivative liabilities were reduced, which contribute to the vast majority of the $9,395,021 recorded gain for the nine months ended February 28, 2014

During the nine month period ended February 28, 2015 and year ended May 31, 2014, we raised $2,017,175 and $3,860,093, respectively, in cash from short term notes payable, line of credit, convertible notes and debentures through normal channels and private placements. For accounting purposes, since certain financial instruments had convertible provisions and in some cases provisions that protect the holder by including full ratchet anti-dilution measures, they are treated as derivatives liabilities and are valued using a binomial lattice fair value model upon inception and adjusted accordingly to market at the close of the period.  The financing expense associated with the capital raises and prior obligations were $942,574 and $2,164,530 for the nine month period ended February 28, 2015 and February 28, 2014, respectively. There were less financing raised in the quarter ending February 28, 2015 from convertible notes and no financing from preferred share issuance than the comparative period as we primarily relied on bridge loans and the line of credit arrangement.

13

For the nine month period ended February 28, 2015, the gain from fair value adjustment largely relates to the passage of time where value naturally erodes, as well as the moderate decreases in our stock price. In the comparative period, there was a significant decline in the market price compared to those prices that were in effect at the time of the original issuance of these convertible instruments and warrants from fiscal 2013. The changes in market value of our common stock coupled with the other parameters used in the binomial lattice model for all instruments marked to market, resulted in a gain of $1,647,824 for the nine month period ended February 28, 2015 in contrast to a larger gain of $9,395,021 for the nine month period ended February 28, 2014, a change of $7,747,197.

Net income (loss) and comprehensive income (loss)

During the nine months ended February 28, 2015 and 2014, we had net (loss) income and comprehensive (loss) income of $(2,980,494) and $4,222,126 respectively.

Liquidity and Capital Resources

As of February 28, 2015, we had a cash balance of $10,131, which is a decrease of $978,561 from the ending cash balance of $988,692 as of May 31, 2014. We do not have sufficient funds to fund our expenses over the next twelve months. There can be no assurance that additional capital will be available to us. Since we have no other financial arrangements or plans currently in effect, our inability to raise funds for the above purposes will have a severe negative impact on our ability to remain a viable going concern.

To fund our operations, we have issued convertible preferred stock, short term notes, convertible debt instruments, and warrants under various subscription private placements to accredited investors for gross cash receipts of $2,017,175 and $3,860,092 for the nine months ended February 28, 2015 and the year ended May 31, 2014, respectively.

We have used this financing for funding operations and replacing short term high cost debt instruments with lower cost longer term financial instruments where the economics made sense.

We estimate we will need additional capital to cover our ongoing expenses and to successfully market our product offerings. This is only an estimate and may change as we receive feedback from customers and have a better understanding of the demand for our application and the ability to generate revenues from our new products. Both of these factors may change and we may not be able to raise the necessary capital and if we are able to, that it may not be at favorable rates.

Going Concern Consideration

We incurred net losses and comprehensive losses resulting in a deficit of $13,118,602 through February 28, 2015. At February 28, 2015, we had total assets of $639,570 and liabilities totaling $6,313,943 and a working capital deficit of $4,216,832. These factors raise substantial doubt as to our ability to continue as a going concern.

Implementation of our business plan will require additional debt or equity financing and there can be no assurance that additional financing can be obtained on acceptable terms.  We are in the development stage, and have limited revenues to cover our operating costs. As such, we have incurred an operating loss since inception. Our ability to continue as a going concern is dependent on its ability to raise adequate capital to fund operating losses until we are able to engage in profitable business operations. This and other factors raise substantial doubt about our ability to continue as a going concern. Our continuation as a going concern is dependent on our ability to meet our obligations, to obtain additional financing as may be required and ultimately to attain profitability. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

There can be no assurance that the raising of equity or debt will be successful or that our anticipated financing will be available in the future, at terms satisfactory us. Failure to achieve the equity and financing at satisfactory terms and amounts could have a material adverse effect on our ability to continue as a going concern. If we cannot successfully raise additional capital and implement its strategic development plan, its liquidity, financial condition and business prospects will be materially and adversely affected, and we may have to cease operations.

14

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Critical Accounting Policies

General

The consolidated financial statements and notes included in our quarterly and annual financial statements contain information that is pertinent to this management's discussion and analysis. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of our assets and liabilities, and affect the disclosure of any contingent assets and liabilities. We believe these accounting policies involve judgment due to the sensitivity of the methods, assumptions, and estimates necessary in determining the related asset and liability amounts. The significant accounting policies are described in the notes to our financial statements and notes included elsewhere in this Form 10-K.

Fair Value of Financial Instruments

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange.

The Company follows FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. US GAAP establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical assets or liabilities;

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3 - Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument. The warrants and the convertible promissory notes and debentures are classified as Level 2 financial liabilities.

Fair Value of Preferred Stock and Warrants Derivative Instruments

The Company entered into subscription agreements whereby it sold Units consisting of one share of Series A Convertible Preferred Stock and one warrant to purchase one share of the Company’s common stock. Both the preferred stock and the warrant initially had price protection provisions and when such provisions are present, the instruments are treated as liabilities rather than as equity instruments resulting from the variability caused by the favorable terms to the holders. The Series A Preferred Stock and the five year warrants provide the holder with full anti-dilution ratchet provisions that provide the holder with a potential increase in the amount of common stock exchanged or a reduction in the exercise price of the instruments should the Company subsequently issue stock or securities convertible into common stock at a price lower than the stated exercise price. The Company also issued other five year warrants as part of a subscription agreements that included convertible promissory notes, debentures and line of credit, some of which have similar price protection provisions that expire after twelve months. Upon expiration of the price protection, the instruments will be treated as an equity instrument. The Series A Preferred Stock ratchet provisions end after twelve months and as such any unconverted preferred shares are no longer treated as a liability, but as an equity instrument.

15

When applicable, the instruments are measured at fair value using a binomial lattice valuation methodology and are included in the consolidated balance sheets as derivative liabilities. Both unrealized and realized gains and losses related to the derivatives are recorded based on the changes in the fair values and are reflected as a financing expenses on the consolidated statements of operations and comprehensive income (loss).

Hybrid Financial Instruments

For certain hybrid financial instruments, the Company elected to apply the fair value option to account for these instruments. The Company made an irrevocable election to measure such hybrid financial instruments at fair value in their entirety, with changes in fair value recognized in earnings at each balance sheet date. The election may be made on an instrument by instrument basis.

Fair Value of Convertible Notes

The Company has issued convertible notes that are convertible into common stock, at the option of the holder, at conversion prices based on the trading price per share over a period of time. As a result of the variability in the amount of common stock to be issued, these instruments are reflected at fair value. These instruments are measured at the greater of the present value of the note discounted at market rates and the value using a binomial lattice valuation methodology and are included in the consolidated balance sheets under the caption “convertible notes at fair value”. Any unrealized and realized gains and losses related to the convertible notes are recorded based on the changes in the fair values and are reflected as financing expenses on the consolidated statements of operations and comprehensive loss.

Estimates

The consolidated financial statements are prepared on the basis of accounting principles generally accepted in the United States. The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and revenues and expenses for the periods from November 3, 2010 (inception) through May 31, 2014.

The Company’s significant estimates include the fair value of financial instruments including the underlying assumptions to estimate the fair value of derivative financial instruments and convertible notes and the valuation allowance of deferred tax assets.

Management regularly reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews, if deemed appropriate, those estimates are adjusted accordingly.

These significant accounting estimates bear the risk of change due to the fact that there are uncertainties attached to those estimates and certain estimates are difficult to measure or value.

RESULTS OF OPERATIONS

For the Years ended May 31, 2014 and 2013

Revenues

We generated revenues of $37,135 and $0, for the years ended May 31, 2014 and 2013, respectively. The lack of revenues reflect the fact that our social media platform and related products have not been fully commercialized. The revenues recognized were to only a few clients and were short term in nature.

Cost of revenue

We incurred costs of revenue of $26,155 and $0, for the years ended May 31, 2014 and 2013, respectively. These costs were directly attributable to the revenues generated and resulted in a gross profit of $10,980 and $0, for the years ended May 31, 2014 and 2013, respectively.

16

Total operating expenses

During the years ended May 31, 2014 and May 31, 2013, total operating expenses were $4,090,835 and $584,353, respectively.

For the year ended May 31, 2014 the operating expenses consisted primarily of marketing expense of $585,272, research and development expenses of $1,375,112, general and administrative expenses of $1,332,000, legal and professional fees of $355,518, and consulting fees of $442,933. For the comparable year ended May 31, 2013, the operating expenses consisted of marketing expenses of $15,465, research and development expenses of $197,275, general and administrative expenses of $138,690, legal and professional fees of $112,221 and consulting fees of $120,221.

In 2013, we changed our business plan in our fiscal fourth quarter. Prior to that quarter, expenses were incurred supporting an electronics business that was not successful. Beginning in the fiscal fourth quarter of our year ending May 31, 2013, with the change in strategy, we incurred expenses that related to developing our multi-language platform. Our operating expenses have increased in 2014 in comparison to the fiscal year 2013 as we have continued the course started in the fourth quarter of 2013 to develop and market our social media platform and related products.

Research and development expenses incurred to develop both the software and the website increased by $1,177,837 from the year ended May 31, 2013 and have averaged approximately $350,000 per quarter for the year ended May 31, 2014. These research and development expenses are primarily for fees to technology consultants from Intermedia and Ortsbo.  As the social media platform and products become commercialized we expect the costs of research and development to decrease, but would expect maintenance costs on the social media platform to increase. The research and development costs consisted of developmental services provided by Intertainment Media, Inc. of $947,108 and external consultants fees of $625,279.

Other operating expenses also increased and the costs for the year ended May 31, 2014 are more indicative of the normal annual run rate expected. General and administrative expenses totaled $1,332,000, an increase of $1,204,503 from the prior year. General and administrative expenses include fees for CEO and CFO services, administrative services for accounting and finance, outside consulting costs for business development, costs for investor relations and general business needs and averaged approximately $325,000 per quarter. These costs have grown as we have worked to develop a customer base and meet the needs of investors to finance our operation. Many of the fees of the firms providing these services were paid with common stock. Professional fees increased by $243,297 from the prior year and were incurred primarily by the use of legal counsel related to financing arrangements for debt and equity during the year.  These costs also include accounting and auditing fees. We expect our legal expenses to vary from period to period based upon our corporate needs. Consulting fees increased by $322,712 and were primarily consulting service costs for third party consultants. We have used a number of different outside firms to provide strategic position of our products, markets and customer introductions. Many of the fees of the firms providing these services were paid with common stock.

Total other expenses

Other (income) expenses totaled $(1,438,382) and $6,857,284, for the years ended May 31, 2014 and May 31, 2013, respectively. The change of $8,295,666 is primarily due to the change in the fair value of derivative financial instruments. Many of our financing instruments are either convertible into our common stock or have provisions that provide an option to convert into our common stock. For accounting purposes we are required to value such instruments at fair value which can fluctuate as the market price of our common stock fluctuates.

During the year ended May 31, 2014, total other (income) of $1,438,382 consisted of interest expense of $110,611, financing expenses related to private placement of convertible notes and debentures, preferred stock and warrants that are considered derivative liabilities totaling $4,737,726, a gain resulting from the change in fair value of the derivative liabilities and convertible notes of $6,318,613 and other miscellaneous expense of $31,894.

During the year ended May 31, 2013, total other expenses of $6,857,284 consisted of interest expense of $1,000, financing expenses paid for private placement assistance totaling cash paid of $34,036 and amount accrued for warrants to be issued of $63,108, financing expenses on the issuance of derivative liabilities of $6,364,556 and a change in fair value of the derivative liabilities of $394,584.

17

Our other expenses have increased in 2014 related to the costs of our financial instruments and raising capital offset by gains resulting from revaluation of our derivative liabilities and convertible notes. Interest expense on our notes payable totaled $110,611, which is an increase of $109,661 from the prior year when we minimal interest bearing debt. During the years ended May 31, 2014 and May 31, 2013, we raised $3,860,093 and $771,000, respectively, in cash from short term notes payable, line of credit, convertible notes and debentures and preferred stock through normal channels and private placements. For accounting purposes, since certain financial instruments had convertible provisions and in some cases provisions that protect the holder by including full ratchet anti-dilution measures, they are treated as derivatives liabilities and are valued using a binomial lattice fair value model upon inception and adjusted accordingly to market at the close of the period.  The financing expense associated with the capital raises were $4,737,726 and $6,461,700, for the years ended May 31, 2014 and May 31, 2013, respectively.

Our financing expenses of $6,461,700 for the year ended May 31, 2013 related to our raising capital by issuing 7,710,000 units of preferred stock and warrants for $771,000.  The financing expense resulted from calculating the fair value of the instruments using the binomial lattice model with a primary parameter being the market price of the common stock on the issuance date for the two tranches of $0.50 and $0.55. The same binomial lattice methodology was used for the year ending May 31, 2014 when we raised capital using various instruments, however the market price of our common stock ranged from $0.05 to $0.72 on the commitment dates for those instruments. For the year ended May 31, 2014, as the market price of the common stock declined and the fair value calculation resulted in gains from the changes of the fair value of the instruments. The changes in market value of our common stock coupled with the other parameters used in the binomial lattice model for all instruments marked to market, resulted in a gain of $6,318,613 for the year ended May 31, 2014 versus a loss of $394,584, a change of $6,713,197.

 Net loss and comprehensive loss

During the year ended May 31, 2014 and 2013, we had a net loss and comprehensive loss of $2,641,473 and $7,441,637, respectively.

For the Period from November 3, 2010 (inception) to May 31, 2014

Revenues

We had $43,051 of revenues for the period from November 3, 2010 (inception) through May 31, 2014. The lack of revenues reflect the fact that our social media platform and related products have not been fully commercialized. The revenues recognized were to only a few clients and were short term in nature.

Cost of revenue

We incurred costs of revenue of $29,278 for the period from November 3, 2010 (inception) through May 31, 2014. These costs were directly attributable to the revenues generated and resulted in a gross profit of $13,773 for the period.

Total operating expenses

During the period from November 3, 2010 (inception) through May 31, 2014, total operating expenses were $4,732,981, resulting in a loss from operations of $4,719,208. The operating expenses consisted of marketing of $601,160, research and development expenses of $1,572,387, general and administrative expenses of $1,476,811, professional fees of $457,920, and consulting fees of $624,703.

In 2013, we changed our business plan in our fiscal fourth quarter. Prior to that quarter, expenses were incurred supporting an electronics business that was not successful. Our operating expenses have increased in 2014 as we continued developing our multi-language platform and website.

Research and development expenses are for consulting fees of technology consultants incurred to develop both the software and the website and have totaled $1,572,387 from inception. All of our research and development costs have been incurred since the fourth quarter of the 2013 fiscal year. These research and development expenses are primarily for fees to technology consultants from Intertainment Media and Ortsbo.  As the social media platform and products become commercialized we expect the costs of research and development to decrease, but would expect maintenance costs on the social media platform to increase.

18

General and administrative expenses totaled $1,476,811 since inception. These expenses are primarily fees for CEO and CFO services, administrative services for accounting and finance, outside consulting costs for business development, costs for investor relations and general business needs and averaged approximately $325,000 per quarter. These costs have grown as we have worked to develop a customer base and meet the needs of investors to finance our operation. The fees for CEO and CFO services and administrative services for accounting and general business needs are primarily being provided by our parent, Intertainment Media, Inc. Many of the fees of the firms providing these services were paid with common stock. Professional fees totaled $457,920 since inception and were incurred primarily for use of legal counsel related to financing arrangements for preferred stock, convertible promissory notes and warrants and for accounting and auditing services. We expect our professional fees to vary from period to period based upon our corporate needs. Consulting fees of $624,703 were incurred primarily for consulting service costs for third party consultants. We have used a number of different outside firms to provide strategic position of our products, markets and customer introductions. Many of the fees of the firms providing these services were paid with common stock.

Total other expenses

During the period from November 3, 2010 (inception) though May 31, 2014, total other expenses were $5,418,900.  The other expenses consisted of interest expense of $111,611, financing expenses paid for issuance of short term loans, convertible notes, preferred stock and warrants of $11,193,427 offset by a gain from the change in fair value of the derivative liabilities and convertible notes of $5,924,029 and miscellaneous expense of $31,891.

The majority of our other expenses relate to the costs of our financing arrangements and the changes in the fair values of those financial instruments used. Aside from those items we incurred interest expenses on our short term debt and notes of $111,611 and miscellaneous expense of $31,891 from inception.

Our financing expense since inception totaled $11,193,427. Since inception we have raised $4,666,819 from the issuance of short term loans, convertible notes, line of credit, preferred stock and warrants through normal channels and private placements. For accounting purposes, since certain financial instruments had convertible provisions and in some cases, provisions that protect the holder by including full ratchet anti-dilution measures, they are treated as derivatives liabilities and are valued using a fair value model upon inception and adjusted accordingly to market at the close of the period. The financing expense resulted from calculating the fair value of the instruments using the binomial lattice model with a primary parameter being the market price of the common stock on the issuance date which ranged from $0.05 to $0.72 over this time period.

Our financial instruments are marked to market at the end of every reporting period and the change in fair value is recorded as other expense. From inception we have recognized a gain of $5,924,029 from marking the financial instruments to market. The gains resulting from the change in fair value of derivative liabilities and convertible notes primarily occurred in the year ended May 31, 2014, as the market price of our common stock fluctuated. Those changes in market price of our common stock coupled with the other parameters used in the binomial lattice model, resulted in a gain.

Net loss and comprehensive loss

During the period from November 3, 2010 (inception) through May 31, 2014, we had a net loss and comprehensive loss of $10,138,108.

Liquidity and Capital Resources

As of May 31, 2014, we had a cash balance of $988,692, which is an increase of $771,655 from the ending cash balance of $217,037 as of May 31, 2013. We do not have sufficient funds to fund our expenses over the next twelve months. There can be no assurance that additional capital will be available to us. Since we have no other financial arrangements or plans currently in effect, our inability to raise funds for the above purposes will have a severe negative impact on our ability to remain a viable going concern.

To fund our operations during the year ended May 31, 2014, we have issued convertible preferred stock, short term notes, convertible debt instruments and warrants under various subscription private placements to accredited investors for total cash receipts of $3,860,093. We have used this financing for funding operations and replacing short term high cost debt instruments with lower cost longer term financial instruments where the economics made sense.

We estimate we will need additional capital to cover our ongoing expenses and to successfully market our product offerings. This is only an estimate and may change as we receive feedback from customers and have a better understanding of the demand for our application and the ability to generate revenues from our new products. Both of these factors may change and we may not be able to raise the necessary capital and if we are able to, that it may not be at favorable rates.

19

Market for Registrant's Common Equity

Market Information

Our common stock commenced quotation on the OTC Bulletin Board (the “OTCBB”) under the trading symbol “PSKC” on October 1, 2012. There was no active trading market for our common stock prior to that. Effective March 8, 2013, our common stock was quoted under the symbol “YPPN.” on the OTCBB.

The following table sets forth for the periods indicated the range of high and low bid quotations per share as reported by the OTCBB. These quotations represent inter-dealer prices, without retail markups, markdowns or commissions and may not necessarily represent actual transactions.  All market prices reflect the effect of a stock dividend.

	High	Low
Quarter Ended	($)	($)

May 31, 2015	$0.07	$0.04
February 28, 2015	$0.06	$0.03
November 30, 2014	$0.15	$0.04
August 29, 2014	$0.20	$0.10
May 31, 2014	$0.25	$0.05
February 28, 2014	$0.08	$0.04
November 30, 2013	$0.12	$0.05
August 31, 2014	$0.95	$0.10
May 31, 2013	$0.75	$0.30
February 28, 2013	$0	$0
November 30, 2012 (from October 1, 2012)	$0	$0

Holders

As of July 17, 2015, there were approximately 13 shareholders of record of our common stock.

Dividends

We have not previously paid any cash dividends on common stock and do not anticipate or contemplate paying dividends on common stock in the foreseeable future. Our present intention is to utilize all available funds to develop and expand our business. The only restrictions that limit the ability to pay dividends on common equity, or that are likely to do so in the future, are those restrictions imposed by law and those restrictions imposed under contractual obligation. Under Wyoming corporate law, no dividends or other distributions may be made which would render a company insolvent or reduce assets to less than the sum of liabilities plus the amount needed to satisfy outstanding liquidation preferences.

Any future determination to pay cash dividends will be at the discretion of our board of directors, and will be dependent upon our financial condition, results of operations, capital requirements and other factors as our board may deem relevant at that time.

20

Directors, Executive Officers and Corporate Governance

Executive Officers and Directors

Set forth below is information regarding our executive officers and directors.

Name	Age	Position
David Lucatch	52	Director, Chief Executive Officer
Marc Saltzman	43	Director
Neil Stiles	56	Director
Herb Willer	60	Director, Chairman of the Board of Directors
Steven Wayne Parsons	52	Director

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person’s principal occupation during the period, and the name and principal business of the organization by which he or she was employed, and including other directorships held in reporting companies.

David Lucatch, Chief Executive Officer and Director.  Mr. Lucatch, 52, has served as the Chief Executive Officer and director of Intertainment Media, Inc., a company listed on the TSX Venture Exchange, on the OTCQX and in Frankfurt, since 2006 and as its President from 2006 through 2011.  He has served as a director of Ortsbo, Inc., a wholly owned subsidiary of Intertainment Media, Inc., since 2010, as its President from 2010 through 2011 and as its Chief Executive Officer from 2010 through 2012.  He has served as a director of Ortsbo USA, Inc., a wholly owned subsidiary of Ortsbo Inc., since 2011.  Mr. Lucatch also currently serves as the President and a director of Alimor Ventures Inc. since 2000, as the President and a director of Alimor Consulting, Inc. since 2000, as the President and a director of Savers Plus Canada, Inc. since 2003, as a director of Poynt Corporation from 2011 to June 2012 and as a director of Silverbirch, Inc. from 2007 through 2008.  Mr. Lucatch was selected to serve on the board of directors due to his extensive experience with social media, his perspective as the creator of the Yappn concept and his perspective as the Chief Executive Officer and a director of our largest controlling stockholder.  Throughout his business career Mr. Lucatch has been an active supporter of a number of not for profit organizations and has been recognized internationally for his service and support.  Mr. Lucatch graduated in 1985 from the University of Toronto.  Mr. Lucatch continues to mentor at the University of Toronto and the Management Economics Student Association programs and various leadership programs.  In 2010 Mr. Lucatch was a recipient of an Arbour Award from the University of Toronto, recognizing his continued activities and contributions to the University of Toronto.  Mr. Lucatch is a member of the College of Electors of the University of Toronto and of the Ontario Securities Commission SME Committee.

Marc Saltzman, Director.  Mr. Saltzman, 43, has reported on the technology industry since 1996 as a freelance journalist, author, lecturer, consultant, and radio and TV personality.  Along with his weekly syndicated columns with Gannett, the United States’ largest newspaper group, Mr. Saltzman currently contributes to USA Today, USA Today.com, Yahoo! (U.S. and Canada), CNN.com, MSN and AARP – The Magazine.  Mr. Saltzman writes and hosts “Gear Guide,” a technology-focused video that runs nationally across Canada at movie theaters before the film trailers start.  Mr. Saltzman was selected to serve on the board of directors due to his extensive knowledge of the technology industry, interactive entertainment and online/social media trends.

Neil Stiles, Director. Mr. Stiles, 56, served as the President and publisher of Variety, Inc. from 2008 through 2012. In these positions, Mr. Stiles was responsible for the global business operations of the Variety franchise including Variety, Daily Variety, Daily Variety Gotham and Variety.com.  Additionally, he oversaw the publications Video Business, Tradeshow Week and 411 Publishing, and played a leading role in the management of MarketCast, a leading provider of marketing research for the film and television industries.  In late 2012 he executed the sale of the Variety Group.  Mr. Stiles has also served on the boards of directors of Randian LLC since 2011 and 2020 Capital LLC since 2011. Mr. Stiles has more than 30 years of experience in the magazine industry, beginning as a music industry journalist in the mid-1970s and moving into sales management positions throughout the 1980s.  Before joining the Variety team in 2008, Mr. Stiles played a large role in the management of sister company Reed Business Information-UK (“RBI”) as its board director.  As a director of RBI he oversaw a number of online initiatives including the acquisition of eMedia. Following the acquisition, Mr. Stiles served as the Chief Executive Officer of eMedia.   Mr. Stiles has served on the board of directors of LA’s BEST, one of the United States’ largest after school programs, and on the boards of BritWeek and BAFTA LA, and has served as the Chairman of BAFTA LA since 2011.  Mr. Stiles was selected to serve on the board of directors due to his extensive business experience and knowledge of the entertainment industry.

21

Herb Willer, Chairman. Mr. Willer, 60, has served as the Chairman of Intertainment Media, Inc. since 2012 and as a Director and Committee Chair since 2006.  He has served on the board of directors of Mill Street Brewery since 2003, Pitchpoint Solutions Inc. since 2007, and Healthcare 365 Inc. since 2010. Mr. Willer has served on the advisory board for the TSX Venture Exchange since 2012, as Chairman of the pension committee of the Princess Margaret Hospital in Toronto since 2008 and as a member of the investment committee of the University Health Network of Toronto.  Mr. Willer is a Canadian Chartered Accountant and is the President and founder of HMW Capital Inc., a Canadian Limited Market Dealer primarily focused on private equity investments. He has served as the President of HMW Capital Inc. since 2005. From 2003 to 2006, Mr. Willer was a partner of Kingsdale Capital, a brokerage firm, and prior to 2002 Mr. Willer was a global partner with Arthur Andersen and headed its entrepreneurial practice group in Ontario. Mr. Willer was selected to serve on the board of directors due to his extensive experience with emerging and growth companies and his perspective as the Chairman of our largest controlling stockholder.

Steven Wayne Parsons, Director. Mr. Parsons, 52, has 24 years of experience in the investment business and founded Parsons Financial Consulting, a consulting company focused on the technology and mining sectors, in 2010 and has served as its president since its inception.  Mr. Parsons served as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company from March 19, 2013 to March 28, 2013. Mr. Parsons has served on the board of directors of American Paramount Gold Corp., a company listed on the OTC Pink, since 2010 and also served as its President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary in 2010.  Prior to joining American Paramount Gold Corp., Mr. Parsons was a senior investment manager at National Bank Financial from 2003 through 2009.  Mr. Parsons was selected as our director because of his experience in the financial and technology industries.

Family Relationships

There are currently no family relationships between any of the members of our board of directors or our executive officers.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

We acquired the certain rights under a Services Agreement dated March 21, 2013 between Intertainment Media, Inc. (“IMI”), its subsidiaries, and the Company upon the closing of an asset purchase agreement among the parties.. Mr. Lucatch, our Chief Executive Officer and a director, and Mr. Willer, our Chairman, are board members and the Chief Executive Officer and Chairman, respectively, of IMI, Ortsbo's controlling stockholder, which may cause a conflict of interest.  Furthermore, Mr. McCannell, who became our Chief Financial Officer on July 22, 2013, is the Chief Financial Officer of IMI

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

22

Involvement in Certain Legal Proceedings

None of the following events have occurred during the past ten years and are material to an evaluation of the ability or integrity of any director or officer of the Company:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

23

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Meetings and Committees of the Board of Directors

Our Board of Directors held 4 formal meetings during the year ended May 31, 2014.

The Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Steven Wayne Parsons, who serves as Chairperson of the Audit Committee, Herb Willer and Neil Stiles. Our Board of Directors has determined that Mr. Willer qualifies as a “financial expert” as that term is defined in the rules of the SEC implementing requirements of the SARBANES-OXLEY Act of 2002. The Audit Committee meets four (4) times per year.

The Board of Directors has a separately designated Compensation Committee.

The members of our Compensation Committee are Steven Wayne Parsons, who serves as Chairperson of the Compensation Committee, Neil Stiles and Marc Saltzman.

The Board of Directors is responsible for all other committee activity, outside the Audit Committee and Compensation Committee.

We believe that the Board of Directors through its meetings can perform all of the duties and responsibilities which might be contemplated by additional committees.  As our business expands we anticipate forming other committees.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is primarily responsible for overseeing our risk management processes.  The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees our company, our company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board of Directors

Except as may be provided in our bylaws, we do not have in place any procedures by which security holders may recommend nominees to the Board of Directors.

24

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC.  Based on the information available to us, we believe that all applicable Section 16(a) filing requirements have been met.

Code of Ethics

As part of our system of corporate governance, our Board of Directors has adopted a Code of Ethics and Conduct that is specifically applicable to our Chief Executive Officer and senior financial officers. This Code of Ethics and Conduct was filed as Exhibit 14.1 to our filing on Form 10-K for the year ended May 31, 2014. If we make substantive amendments to the Code of Ethics and Conduct or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four days of such amendment or waiver.

Compensation of Executives

Summary Compensation

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of Yappn Corp during the year ended May 31, 2014, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2013. The foregoing persons are collectively referred to in this prospectus as the “Named Executive Officers.” Compensation information is shown for the year ended May 31, 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Comp ($)	Non- Qualified Deferred Comp Earnings ($)	All Other Comp ($)	Totals ($)
David Lucatch,	2014	0	0	0	0	0	0	0	0
CEO	2013	0	0	0	0	0	0	0	0

Craig McCannell,	2014	0	0	0	0	0	0	0	0
CFO	2013	0	0	0	0	0	0	0	0

David Bercovitch, COO	2014	0	0	0	0	0	0	0	0

Employment Agreements

On June 1, 2014, we entered into an employment agreement with David Lucatch, our CEO, which has an indefinite term. Under the terms of this agreement, Mr. Lucatch will continue to serve as our Chief Executive Officer. Mr. Lucatch will receive a base salary of $190,000 per year in the first year of the agreement, subject to future increases in base salary as well as options that vest over time. Mr. Lucatch will be entitled to certain bonus payments based on the revenue of the Company and standard expense reimbursements and benefits. The complete terms and conditions of Mr. Lucatch’s employment agreement are included in Exhibit 10.32 of the Form 10-K for the year ended May 31, 2014.

On Sept 1, 2014we entered into an employment agreement with Craig McCannell, our CFO, which has an indefinite term. Under the terms of this agreement, Mr. McCannell will continue to serve as our Chief Financial Officer. Mr. McCannell will receive a base salary of $160,000 per year in the first year of the agreement, subject to future increases in base salary as well as options that vest over time. Mr. McCannell will be entitled to certain bonus payments based on the revenue of the Company and standard expense reimbursements and benefits.

25

On October 31, 2014, we entered into a consulting agreement with Maranden Holdings, Inc., an entity controlled by David Bercovtich, memorializing the agreement by which David Bercovtich would act as our Chief Operating Officer. Under the terms of this agreement, Mr. Bercovtich will continue to serve as our Chief Operating Officer. Maranden Holdings, Inc will receive a base salary of one million, five hundred thousand (1,500,000) common stock purchase warrants, such common stock purchase warrants vesting over three years. Maranden Holdings, Inc, will be entitled to certain bonus payments and payment of expenses.

Aside from Mr. Lucatch and Mr. McCannell (and the consulting agreement with Maranden Holdings, Inc., we have no employment agreements with any of our other directors or executive officers as of the date of this Proxy.

Outstanding Equity Awards as of May 31, 2014

On August 14, 2014, after the year ended May 31, 2014, the Board of Directors approved the adoption of the 2014 Stock Option Plan. The total number of shares authorized for issuance under this plan is 15,000,000.

Outstanding Stock Awards at Year End

None.

Options Exercises and Stocks Vested

None.

Grants of Plan-Based Awards

None.

Non-Qualified Deferred Compensation

None.

Golden Parachute Compensation

None.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, Directors in such capacity.

Since our incorporation on November 3, 2010 until May 31, 2014, we have not paid any compensation to our directors in consideration for their services rendered to our Company in their capacity as such.

 Indemnification of Officers and Directors

As permitted by Delaware law, our Articles of Incorporation provide that we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

26

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following tables set forth certain information as of October 31, 2014 regarding the beneficial ownership of our common stock, based on 128,067,498shares of common stock issued, 56,126,665shares of common stock underlying common stock purchase warrants, 36,528,938underlying debentures, and 3,700,000 common stock purchase options, for an aggregate of 224,423,101shares of capital stock (i) each executive officer and director; (ii) all of our executive officers and directors as a group; and (iii) each person or entity who, to our knowledge, owns more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Yappn Corp., 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
5% Owners
Intertainment Media, Inc. (2)(3)	70,000,000	31.19%
Ortsbo (2)	15,000,000	6.7%

Officers and Directors
David Lucatch (2)(3)	86,190,000	38.4%
Craig McCannell (3)(4)	200,000	*
David Bercovitch (3)(5)	500,000	*
Steven Wayne Parsons (3)(6)	500,000	*
Marc Saltzman (3)(7)	500,000	*
Neil Stiles (3) (8)	500,000	*
Herb Willer (3)(9)	500,000	*
All executive officers and directors as a group (seven persons)(2)(3)	88,890,000	39.6%

* less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 31, 2014. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	David Lucatch is the Chief Executive Officer of Intertainment Media, Inc., and, as such, has sole voting and investment power over the 70,000,000 shares of common stock held by Intertainment Media, Inc. Mr. Lucatch is also a Director of Ortsbo, Inc. and has voting control over such shares of our common stock held by Ortsbo, Inc.

(3)	c/o Yappn Corp. 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

(4)	Craig McCannell holds 600,000 common stock purchase options of which 200,000 have vested and 200,000 vest as of August 14, 2015 and 200,000 vest as of August 14, 2016

(5)	David Bercovitch indirectly holds 1,500,000 common stock purchase options (through Maranden Holdings, Inc., an entity controlled by David Bercovitch) of which 500,000 have vested and 500,000 vest as of August 14, 2015 and 500,000 vest as of August 14, 2016.

(6)	Steven Wayne Parsons holds 500,000 common stock purchase options.

(7)	Marc Saltzman Parsons holds 500,000 common stock purchase options.

(8)	Neil Stiles holds 500,000 common stock purchase options.

(9)	Herb Willer holds 500,000 common stock purchase options.

27

DESCRIPTION OF SECURITIES

The following is a summary of the rights of our common stock and related provisions of our Certificate of Incorporation and By-laws, as they will be in effect upon the closing of our proposed offering. For more detailed information, please see our Amended and Restated Certificate of Incorporation or Amended and Restated By-laws which are incorporated by reference to the registration statement of which this document is a part.

In March 2013, we filed an amended and restated certificate of incorporation to increase our authorized capital stock to 200,000,000 shares of common stock, par value $0.0001 per share and 50,000,000 shares of preferred stock, par value $0.0001 per share. Management is preparing and will be filing a Schedule 14A for the annual meeting in which the shareholders will be asked to vote, among other items, to increase the authorized shares to 400,000,000 shares of common stock, par value $0.0001 per share.

The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to prior filings.

Common stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by our stockholders, including the election of directors. Our stockholders are not entitled to cumulative voting rights, and, accordingly, the holders of a majority of the shares voting for the election of directors can elect the entire board of directors if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any person to our board of directors.

The holders of the Company’s Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors, in its discretion, from funds legally available there for and subject to prior dividend rights of holders of any shares of our Preferred Stock which may be outstanding. Upon the Company’s liquidation, dissolution or winding up, subject to prior liquidation rights of the holders of our Preferred Stock, if any, the holders of our Common Stock are entitled to receive on a pro rata basis our remaining assets available for distribution. Holders of the Company’s Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All outstanding shares of the Company’s Common Stock are, and all shares being offered by this prospectus will be, fully paid and not liable to further calls or assessment by the Company.

Preferred Stock

The Company is authorized to issue 50,000,000 shares of preferred stock, par value $0.0001. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. Subsequently, 10,000,000 shares were designated as Series A Preferred Stock. The Series A Preferred Stock collectively has liquidation preference and the right to convert to one share of common stock for each share of preferred stock. As if the date of this Information Statement, there are no issued and outstanding shares of Series A Preferred Stock.

Series A, B, C and D Warrants

On January 29, 2014, February 27, 2014, and April 1, 2014, the Company issued 395 Series A and Series B warrants, 305 Series A and Series B warrants, and 469 Series A and Series B warrants, respectively, with unsecured 6% convertible promissory notes, as part of the defined Unit under the subscription agreements on those respective dates. Each Series A warrant entitles the holder thereof to purchase 10,000 shares of common stock for a purchase price of $0.10 per share after the re-pricing of the instruments took place. Each Series B warrant entitles the holder thereof to purchase 10,000 shares of common stock for a purchase price of $0.20 per share. The Series A and Series B warrants permit cashless exercise beginning with the effective date unless and until a registration statement covering the resale of the shares underlying the warrants is effective with the Commission. The Series A warrants, for a period of twelve months from the original date of issuance, provide full ratchet price protection provisions and as such are treated as a derivative liability at the commitment date and until such provisions expire. The Series B warrants do not provide any price protection provisions and therefore are treated as equity instruments at the commitment date and thereafter. Both the Series A and Series B warrants have a five year life.  On April 23, 2014, May 30, 2014, June 27, 2014 and September 2, 2014, the Company authorized and issued Series C warrants to acquire 333,333, 6,666,667, 1,166,666 and 1,666,666 shares of common stock, respectively, to accredited investors with unsecured 6% convertible debentures as part of a defined Unit under the subscription agreements for those respective dates. The Series C warrants entitle the holder thereof to purchase shares of common stock at a purchase price of $0.22 per share and have a five year life. The Series C warrants do not provide any price protection provisions and therefore are treated as equity instruments at the commitment date and thereafter.  On October 6, 2014, the Company authorized and issued Series D warrants to acquire an aggregate of 333,333 shares of common stock to an accredited investor with unsecured 6% convertible debentures as part of a defined Unit under the subscription agreements for those respective dates. The Series D warrants entitle the holder thereof to purchase shares of common stock at a purchase price of $0.22 per share and have a five year life. The Series D warrants do not provide any price protection provisions and therefore are treated as equity instruments at the commitment date and thereafter.

28

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the outstanding capital shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Certificate of Incorporation does not authorize cumulative voting for this matter. As of the Record Date, the Company had 134,228,139 voting shares issued and outstanding, consisting of 134,228,139 shares of common stock. The consenting stockholders are the record and beneficial owners of 85,000,000 shares of the Company’s common voting stock, which represents approximately 63.325% of the total number of Voting Shares. Pursuant to the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent, dated July 7, 2015. No consideration was paid for the consent. The consenting stockholders‘ names, affiliations with the Company and their beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage (4)

Intertainment Media, Inc.	Affiliated entity (David Lucatch, our CEO, is the control person)	70,000,000	52.15%
Ortsbo, Inc.	Affiliated entity (David Lucatch, our CEO, is the control person)	15,000,000	11.175%
Total		85,000,000	63.325%

(1)	Based upon 134,228,139 “Voting Shares” outstanding as of July 17, 2015 representing 134,228,139 shares of common stock.

REVERSE STOCK SPLIT

The Company Board of Directors approved a resolution to effectuate a 10:1 Reverse Stock Split.  Under this Reverse Stock Split each 10 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.

MATERIAL TERMS, POTENTIAL RISKS AND

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED TO APPROXIMATELY 13,422,814 .

29

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions ,have contributed to a lack of investor and specialized fund interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.  In addition, the Company may consider uplifting to another exchange in which a revised capitalization structure would enhance the likelihood of achievement. As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company.

We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 134,228,139 shares of Common Stock as of July 17, 2015 to approximately 13,422,814 shares of Common Stock. $0.0001 par value (depending on the number of fractional shares that are issued or cancelled). The Reverse Stock Split will affect the shares of common stock outstanding.

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

30

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 1500. While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify FINRA and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Certificate of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Certificate of Incorporation or Bylaws do not address any consequence of the Reverse Split.

MATERIAL TERMS, POTENTIAL RISKS AND PRINCIPAL EFFECTS OF THE DECREASE OF THE AUTHORIZED COMMON STOCK

With the 60% reduction of the authorized Common Stock, the Company does not foresee the requirement to increase its authorized Common Stock, however the Company cannot ensure increases to the authorized common stock will not be necessary in the future.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

31

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

PLANS, ARRANGEMENTS, COMMITMENTS OR UNDERSTANDINGS FOR THE ISSUANCE OF THE ADDITIONAL SHARES OF COMMON STOCK.

On July 6, 2015, the Company entered into a definitive agreement to acquire all of the intellectual property assets of Ortsbo Inc. (“Ortsbo”), a subsidiary of Intertainment Media Inc. (“Intertainment”). The purchased assets include US Patent No. 8,983,850 B2, US Patent No. 8,917,631 B2, US Patent No. 9,053,097 B2, and other intellectual property including Ecommerce and Customer Care know-how for a total purchase price of $17 Million, which will be paid by the assumption of $1 Million in debt and the issuance of $16 Million worth of Yappn restricted common shares (320 Million shares at US $0.05 per share). The transaction is subject to closing conditions including each party obtaining all necessary approvals, including stock exchange approval and shareholder approval, if required as well as the requirement to consolidate the Company shares of Buyer Common Shares on a ten-to-one (10:1) basis before the September 15, 2015.

On July 15, 2015, the Company completed a secured debt financing of US $4.5 Million of 12% Secured Debentures. The Secured Debentures have a maturity date of December 31, 2015 but may be accelerated under certain conditions. Furthermore, pursuant to the terms and conditions of the 12% Secured Debentures, the Company has an obligation to consolidate the Company common shares on a ten-to-one (10:1) basis on or before September 15, 2015.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended May 31, 2014

Quarterly Reports on Form 10-Q for the quarters ended August 31, 2014, November 30, 2014, and February 28, 2015.

Reports in Form 8-K

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

32

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of housekeeping rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested. If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

YAPPN CORP. By order of the Board of Directors,
David Lucatch
Chief Executive Officer
July 17, 2015

33